ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

273 records
Balance: 48,146,218
Condo

Selection Criteria: Condo
Table of Contents

1.

Mortgage Loans Summary

2.

Principal balance at Origination

3.

Remaining Principal Balance

4.

Fico Scores

5.

Original Term

6.

Remaining Term

7.

Property Type

8.

Occupancy Status

9.

Loan Purpose

10.

Original Loan to Value Ratio

11.

Combined Loan To Value

12.

Geographic Distribution By Balance

13.

Documentation

14.

Mortgage Rate

15.

Maximum Rate

16.

Gross Margin

17.

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

18.

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

19.

Next Rate Adjustment Date

20.

Original Number of Months to Expiration Of Prepayment Penalty Term

21.

Loan Type

22.

Credit Grade

23.

Lien Position

24.

DTI

25.

CITY

26.

ZIP

1. Mortgage Loans Summary

Current Balance: $48,146,217.88
Number of Loans: 273
total OPRIN: $48,150,299.00
Average Current Balance: $176,359.77
Interest Only Loans: 12.39%
Fixed Rate Loans: 6.84%
Adjustable Rate Loans: 93.16%
WA Coupon: 8.874%
WA Margin: 6.163%
WA Max Rate: 14.650%
WA Initial Cap: 3.000%
WA Periodic Cap: 1.000%
WA Original LTV: 83.103%
WA Combined LTV: 87.766%
WA Original Term: 360
WA Remaining Term: 359
NZWA FICO: 620
WA FICO: 620
Owner Occupied: 82.24%
% of loans with Prepayment Penalty: 66.63%
First Lien Percentage: 93.16%
Second Lien Percentage: 6.84%
Silent second %: 23.39%
WA CLTV of Silent seconds: 99.93
Top 5 States: CA(21.57%),FL(19.38%),MA(12.52%),NJ(8.39%),HI(5.51%)
Conforming By Balance Percentage: 79.11%
% Non Full Doc: 44.14
% Conforming by Balance: 79.11
80% CLTV: 9.44
GT 80% CLTV: 67.62
Remaining Months to Roll: 26
% 1st Liens with LTV > 80: 37.40
low FDATE: 20060101
high FDATE: 20060701
GT 80% LTV_PROSUP: 44.23
wa LTV of 1st liens: 81.88
wa LTV of 2nd liens: 99.79
wa CLTV: 87.77
% Balloon: 39.19
WA DTI: 42.76
high MDATE: 20360601
% 2 Yr Arm: 86.81
% 3 Yr Arm: 1.41
LTV_PROSUP > 80: 44.23
wa CLTV of SS: 99.93
% PIGGYBACK: 6.76
wa CLTV: 87.77
age >=5: 3.34
wa CLTV of 2nd liens: 99.79

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2. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	7	$163,340.00	0.34%	629	100.00%	11.911%	100.00%
25,001 - 50,000	37	1,310,879.00	2.72	630	99.48	11.901	100.00
50,001 - 75,000	28	1,784,684.00	3.71	621	87.96	11.084	88.44
75,001 - 100,000	26	2,214,554.00	4.60	615	83.93	10.232	88.43
100,001 - 125,000	22	2,479,381.00	5.15	593	78.96	9.873	95.64
125,001 - 150,000	20	2,782,375.00	5.78	604	84.10	9.302	84.55
150,001 - 175,000	19	3,056,439.00	6.35	602	80.72	9.198	89.50
175,001 - 200,000	28	5,275,347.00	10.96	609	79.84	8.876	92.71
200,001 - 250,000	29	6,566,738.00	13.64	633	83.49	8.563	79.30
250,001 - 300,000	15	4,132,811.00	8.58	607	83.27	8.613	93.08
300,001 - 400,000	22	7,324,941.00	15.21	632	82.45	7.874	81.11
400,001 - 500,000	11	4,852,750.00	10.08	627	80.60	8.523	89.92
500,001 - 600,000	3	1,627,500.00	3.38	618	89.24	8.384	100.00
600,001 - 700,000	3	1,895,000.00	3.94	591	79.79	9.300	65.83
700,001 >=	3	2,683,560.00	5.57	658	85.81	7.398	0.00
Total:	273	$48,150,299.00	100.00%	620	83.10%	8.874%	82.24%

Mimimum Original Balance: 22,000.00
Maximum Original Balance: 1,150,650.00
Average Original Balance: 176,374.72

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3. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	7	$163,340.00	0.34%	629	100.00%	11.911%	100.00%
25,001 - 50,000	37	1,310,871.06	2.72	630	99.48	11.901	100.00
50,001 - 75,000	28	1,784,660.91	3.71	621	87.96	11.084	88.44
75,001 - 100,000	26	2,214,554.00	4.60	615	83.93	10.232	88.43
100,001 - 125,000	22	2,479,381.00	5.15	593	78.96	9.873	95.64
125,001 - 150,000	20	2,782,375.00	5.78	604	84.10	9.302	84.55
150,001 - 175,000	19	3,056,198.54	6.35	602	80.72	9.198	89.50
175,001 - 200,000	28	5,274,620.13	10.96	609	79.84	8.876	92.71
200,001 - 250,000	29	6,566,585.43	13.64	633	83.49	8.563	79.30
250,001 - 300,000	15	4,132,811.00	8.58	607	83.27	8.613	93.08
300,001 - 400,000	22	7,323,990.34	15.21	632	82.45	7.874	81.11
400,001 - 500,000	11	4,852,387.92	10.08	627	80.60	8.523	89.92
500,001 - 600,000	3	1,627,500.00	3.38	618	89.24	8.384	100.00
600,001 - 700,000	3	1,895,000.00	3.94	591	79.79	9.300	65.83
700,001 >=	3	2,681,942.55	5.57	658	85.81	7.398	0.00
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

Mimimum Remaining Balance: 22,000.00
Maximum Remaining Balance: 1,150,650.00
Average Remaining Balance: 176,359.77

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4. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 500	1	$322,500.00	0.67%	500	75.00%	9.400%	100.00%
501 - 525	9	1,550,092.00	3.22	515	75.22	10.553	100.00
526 - 550	9	2,097,528.00	4.36	544	77.68	10.181	100.00
551 - 575	26	4,610,627.91	9.58	566	76.99	9.195	92.44
576 - 600	54	7,337,490.19	15.24	588	81.21	8.914	96.10
601 - 625	53	10,258,086.92	21.31	611	83.62	8.864	82.18
626 - 650	58	9,699,952.65	20.15	639	84.73	8.682	66.42
651 - 675	44	7,720,823.32	16.04	660	85.68	8.671	82.19
676 - 700	10	1,818,459.54	3.78	687	90.78	8.004	100.00
701 - 725	5	1,174,759.80	2.44	704	86.86	8.816	82.45
726 - 750	2	1,084,492.55	2.25	735	87.20	6.876	27.96
776 - 800	1	234,000.00	0.49	788	90.00	10.050	0.00
801 - 825	1	237,405.00	0.49	802	95.00	7.990	0.00
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

Minimum FICO: 500
Maximum FICO: 802
WA FICO: 620
nzwa FICO: 620

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5. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
121 - 180	1	$120,000.00	0.25%	505	71.01%	9.900%	100.00%
301 - 360	272	48,026,217.88	99.75	620	83.13	8.871	82.19
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 360

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6. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	1	$120,000.00	0.25%	505	71.01%	9.900%	100.00%
349 - 360	272	48,026,217.88	99.75	620	83.13	8.871	82.19
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

Minimum Remaining Term: 180
Maximum Remaining Term: 360
WA Remaining Term: 359

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7. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Condominium	252	$43,343,990.97	90.03%	617	82.86%	8.878%	85.36%
Condo - 5 Stories & up	21	4,802,226.91	9.97	646	85.34	8.837	54.01
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

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8. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Owner	243	$39,593,209.33	82.24%	613	82.45%	8.883%	100.00%
Non-Owner	22	4,512,741.00	9.37	640	85.20	9.748	0.00
Second Home	8	4,040,267.55	8.39	664	87.18	7.811	0.00
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

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9. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Cash Out	107	$23,234,774.19	48.26%	607	80.52%	8.768%	79.71%
Purchase	155	22,912,780.00	47.59	636	86.35	8.992	83.25
Rate and Term	11	1,998,663.69	4.15	582	75.94	8.755	100.00
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

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10. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	3	$255,000.00	0.53%	582	41.41%	8.621%	100.00%
50.01 - 60.00	5	704,697.63	1.46	593	57.88	8.312	100.00
60.01 - 70.00	19	4,836,998.43	10.05	594	66.85	8.188	77.70
70.01 - 80.00	106	21,052,820.25	43.73	610	78.76	8.548	93.20
80.01 - 90.00	45	12,438,547.47	25.83	631	88.86	8.923	65.02
90.01 - 100.00	95	8,858,154.10	18.40	643	97.42	10.007	80.91
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

Minimum Loan-to-Value Ratio: 32.61
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 83.10

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11. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	3	$255,000.00	0.53%	582	41.41%	8.621%	100.00%
50.01 - 60.00	5	704,697.63	1.46	593	57.88	8.312	100.00
60.01 - 70.00	19	4,836,998.43	10.05	594	66.85	8.188	77.70
70.01 - 75.00	20	3,812,126.91	7.92	584	73.91	8.822	76.59
75.01 - 80.00	24	5,981,425.69	12.42	581	79.54	9.024	90.97
80.01 - 85.00	11	2,650,100.00	5.50	603	84.65	9.003	97.59
85.01 - 90.00	34	9,788,447.47	20.33	639	90.00	8.902	56.20
90.01 - 95.00	25	4,595,791.10	9.55	639	94.40	9.219	67.78
95.01 - 100.00	132	15,521,630.65	32.24	639	85.67	8.931	98.65
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

Min CLTV: 32.61%
Max CLTV: 100.00%
WA CLTV: 87.77%

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12. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
California	39	$10,386,087.74	21.57%	640	85.11%	8.214%	83.95%
Florida	50	9,330,742.70	19.38	625	84.85	9.087	68.38
Massachusetts	35	6,026,694.32	12.52	622	82.39	9.604	92.99
New Jersey	16	4,038,220.00	8.39	609	77.89	8.590	71.55
Hawaii	13	2,650,728.72	5.51	651	84.86	8.217	72.52
Virginia	12	2,239,120.00	4.65	611	77.57	8.272	100.00
New Hampshire	8	1,434,168.00	2.98	598	83.97	8.653	100.00
Michigan	8	1,405,604.00	2.92	622	81.94	7.907	36.78
New York	6	1,356,750.00	2.82	612	78.98	8.772	100.00
Connecticut	10	1,343,840.00	2.79	583	82.89	9.109	100.00
Other	76	7,934,262.40	16.48	594	83.38	9.657	90.58
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

Total Number Of Stated Represented:: 31
Washington DC (# of loans from DC): 1

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13. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Full Documentation	181	$26,894,193.93	55.86%	618	84.06%	8.655%	88.17%
Stated Documentation	90	20,977,323.95	43.57	622	81.93	9.147	74.40
No Documentation	1	154,700.00	0.32	677	85.00	9.050	100.00
Lite Documentation	1	120,000.00	0.25	505	71.01	9.900	100.00
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

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14. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.501 - 6.000	3	$1,329,900.00	2.76%	618	71.33%	5.900%	43.60%
6.001 - 6.500	2	603,200.00	1.25	650	71.90	6.232	100.00
6.501 - 7.000	9	2,876,632.20	5.97	662	82.02	6.770	72.84
7.001 - 7.500	16	4,228,786.43	8.78	628	80.39	7.323	100.00
7.501 - 8.000	24	6,195,834.86	12.87	631	78.98	7.875	90.62
8.001 - 8.500	26	5,631,838.72	11.70	628	85.49	8.317	94.09
8.501 - 9.000	31	6,976,832.70	14.49	629	83.30	8.761	72.00
9.001 - 9.500	26	6,189,430.00	12.86	609	82.63	9.245	70.47
9.501 - 10.000	28	4,712,768.00	9.79	590	84.33	9.805	88.03
10.001 - 10.500	19	2,352,978.00	4.89	629	85.64	10.221	73.27
10.501 - 11.000	13	1,896,124.00	3.94	592	80.19	10.725	60.06
11.001 - 11.500	24	2,452,825.91	5.09	592	88.36	11.243	87.29
11.501 - 12.000	16	975,524.00	2.03	594	90.23	11.726	93.47
12.001 - 12.500	19	970,834.06	2.02	611	95.26	12.204	100.00
12.501 - 13.000	12	550,929.00	1.14	596	100.00	12.708	100.00
13.001 - 13.500	1	39,980.00	0.08	614	100.00	13.150	100.00
13.501 - 14.000	4	161,800.00	0.34	589	100.00	13.843	100.00
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

Minimum Rate: 5.750
Maximum Rate: 13.900
WA Rate: 8.874

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15. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
11.501 - 12.000	3	$1,329,900.00	2.96%	618	71.33%	5.900%	43.60%
12.001 - 12.500	3	749,600.00	1.67	631	73.48	6.851	100.00
12.501 - 13.000	9	2,876,632.20	6.41	662	82.02	6.770	72.84
13.001 - 13.500	16	4,228,786.43	9.43	628	80.39	7.323	100.00
13.501 - 14.000	24	6,195,834.86	13.81	631	78.98	7.875	90.62
14.001 - 14.500	26	5,631,838.72	12.56	628	85.49	8.317	94.09
14.501 - 15.000	30	6,941,432.70	15.48	629	83.21	8.761	71.86
15.001 - 15.500	25	6,043,030.00	13.47	610	82.70	9.241	69.75
15.501 - 16.000	27	4,676,168.00	10.43	590	84.21	9.804	87.93
16.001 - 16.500	10	1,896,200.00	4.23	621	82.21	10.185	66.83
16.501 - 17.000	13	1,896,124.00	4.23	592	80.19	10.725	60.06
17.001 - 17.500	12	1,751,015.91	3.90	564	83.78	11.238	82.19
17.501 - 18.000	4	446,750.00	1.00	546	79.24	11.714	85.73
18.001 - 18.500	2	192,000.00	0.43	562	77.18	12.123	100.00
Total:	204	$44,855,312.82	100.00%	619	81.88%	8.660%	80.93%

Minimum Maximum Rate: 11.750
Maximum Maximum Rate: 18.250
WA Maximum Rate: 14.650

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16. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
4.501 - 5.000	1	$120,000.00	0.27%	505	71.01%	9.900%	100.00%
5.001 - 5.500	5	1,456,178.20	3.25	678	84.71	7.326	46.35
5.501 - 6.000	7	1,939,956.17	4.32	622	72.38	6.601	61.34
6.001 - 6.500	173	37,503,163.03	83.61	618	82.35	8.705	81.80
6.501 - 7.000	16	3,616,115.42	8.06	602	81.43	9.717	94.58
7.001 - 7.500	2	219,900.00	0.49	579	79.99	9.914	100.00
Total:	204	$44,855,312.82	100.00%	619	81.88%	8.660%	80.93%

Minimum Gross Margin: 5.000
Maximum Gross Margin: 7.350
WA Gross Margin: 6.163

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17. INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
3.000	204	$44,855,312.82	100.00%	619	81.88%	8.660%	80.93%
Total:	204	$44,855,312.82	100.00%	619	81.88%	8.660%	80.93%

Min Initial Cap: 3.000%
Max Initial Cap: 3.000%
WA Initial Cap: 3.000%

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18. PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1.000	204	$44,855,312.82	100.00%	619	81.88%	8.660%	80.93%
Total:	204	$44,855,312.82	100.00%	619	81.88%	8.660%	80.93%

Min PERCAP: 1.000%
Max PERCAP: 1.000%
WA PERCAP: 1.000%

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19. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2007-12	4	$828,608.52	1.85%	644	81.46%	7.569%	100.00%
2008-01	1	189,809.80	0.42	710	95.00	8.500	100.00
2008-02	2	757,351.61	1.69	626	85.94	8.047	100.00
2008-05	160	34,786,106.34	77.55	613	81.33	8.715	79.61
2008-06	28	5,351,871.00	11.93	618	82.21	9.290	91.75
2009-05	2	481,405.00	1.07	690	87.40	8.654	50.68
2009-06	1	196,000.00	0.44	570	80.00	8.250	100.00
2010-12	1	781,292.55	1.74	736	90.00	6.750	0.00
2011-05	4	1,172,368.00	2.61	660	82.81	6.921	100.00
2011-06	1	310,500.00	0.69	640	90.00	7.800	100.00
Total:	204	$44,855,312.82	100.00%	619	81.88%	8.660%	80.93%

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20. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0	101	$16,068,013.38	33.37%	614	82.35%	9.479%	80.58%
12	6	1,140,101.00	2.37	594	86.39	10.460	85.67
24	158	28,698,807.95	59.61	618	82.78	8.576	85.19
36	8	2,239,295.55	4.65	696	91.07	7.541	54.51
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

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21. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
30 Yr Fixed	69	$3,290,905.06	6.84%	634	99.79%	11.791%	100.00%
ARM 2/13	1	120,000.00	0.25	505	71.01	9.900	100.00
ARM 2/28	101	19,667,326.34	40.85	608	81.12	9.309	64.45
ARM 2/28- IO 5Yrs	20	5,418,400.00	11.25	642	80.72	7.926	100.00
ARM 2/28-40YR Amortization	73	16,708,020.93	34.70	614	82.49	8.358	96.75
ARM 3/27	1	237,405.00	0.49	802	95.00	7.990	0.00
ARM 3/27-40YR Amortization	2	440,000.00	0.91	576	80.00	8.832	100.00
ARM 5/25- IO 5Yrs	1	545,000.00	1.13	694	100.00	7.050	100.00
ARM 5/25-40YR Amortization	5	1,719,160.55	3.57	680	81.93	6.961	54.55
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

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22. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
A	11	$2,995,196.63	6.22%	585	78.93%	9.359%	93.46%
AA	32	6,431,965.00	13.36	596	82.24	9.380	79.87
AA+	216	36,189,155.25	75.17	630	84.03	8.648	80.48
B	8	1,779,750.00	3.70	573	80.86	10.412	100.00
C	5	627,901.00	1.30	573	67.53	9.433	100.00
CC	1	122,250.00	0.25	573	69.86	12.050	100.00
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

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23. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1	204	$44,855,312.82	93.16%	619	81.88%	8.660%	80.93%
2	69	3,290,905.06	6.84	634	99.79	11.791	100.00
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

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24. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.00	1	$154,700.00	0.32%	677	85.00%	9.050%	100.00%
5.01 - 10.00	2	375,000.00	0.78	589	84.00	8.518	100.00
10.01 - 15.00	2	130,800.00	0.27	588	75.33	10.382	35.02
15.01 - 20.00	3	325,000.00	0.68	612	73.49	9.151	100.00
20.01 - 25.00	9	1,190,080.00	2.47	625	86.74	9.186	67.10
25.01 - 30.00	12	1,854,040.00	3.85	600	82.23	9.453	100.00
30.01 - 35.00	31	5,756,741.00	11.96	615	77.78	8.437	88.75
35.01 - 40.00	37	7,345,281.67	15.26	607	82.05	8.956	92.46
40.01 - 45.00	37	6,774,963.00	14.07	608	85.67	9.455	65.76
45.01 - 50.00	71	13,058,026.71	27.12	634	83.57	8.833	81.05
50.01 - 55.00	54	8,825,007.79	18.33	622	85.23	8.721	78.75
55.01 - 60.00	14	2,356,577.71	4.89	635	81.81	8.125	91.25
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

Minimum: 0.00
Max DTI: 60.00
nzwa DTI: 42.76

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25. CITY

CITY	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
HONOLULU HI	7	$1,463,437.92	3.04%	649	85.47%	8.286%	71.44%
SAN DIEGO CA	3	1,377,192.55	2.86	704	86.59	6.762	43.27
MIAMI FL	11	1,316,280.00	2.73	610	83.49	9.079	89.06
PALM COAST FL	1	1,150,650.00	2.39	641	90.00	8.750	0.00
BOSTON MA	2	851,500.00	1.77	611	87.13	9.621	100.00
Other	249	41,987,157.41	87.21	616	82.62	8.946	85.57
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

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26. ZIP

ZIP	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
32137	1	$1,150,650.00	2.39%	641	90.00%	8.750%	0.00%
92101	1	781,292.55	1.62	736	90.00	6.750	0.00
49090	1	750,000.00	1.56	603	75.00	6.000	0.00
08260	1	647,500.00	1.34	608	70.00	9.025	0.00
06830	1	640,000.00	1.33	544	80.00	9.150	100.00
Other	268	44,176,775.33	91.76	619	83.18	8.957	88.18
Total:	273	$48,146,217.88	100.00%	620	83.10%	8.874%	82.24%

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 22, 2006 14:02

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.